Profit sharing plans	12 Months Ended
Dec. 31, 2012
Profit sharing plans [Abstract]
Profit sharing plans
Profit sharing plans
Profit sharing benefits are generally formulaic and determined by one or more subsidiary or company-wide financial metrics. We pay profit sharing benefits primarily under the company-wide TI Employee Profit Sharing Plan. This plan provides for profit sharing to be paid based solely on TI’s operating margin for the full calendar year. Under this plan, TI must achieve a minimum threshold of 10 percent operating margin before any profit sharing is paid. At 10 percent operating margin, profit sharing will be 2 percent of eligible payroll. The maximum amount of profit sharing available under the plan is 20 percent of eligible payroll, which is paid only if TI’s operating margin is at or above 35 percent for a full calendar year.

We recognized $96 million, $143 million and $279 million of profit sharing expense under the TI Employee Profit Sharing Plan in 2012, 2011 and 2010, respectively.